UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2012 (February 15, 2012)

Avis Budget Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 496-4700

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 15, 2012, we reported our fourth quarter and full year 2011 results. Our fourth quarter and full year 2011 results are discussed in detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The Company also provided supplemental unaudited disclosures related to its acquisition of Avis Europe plc on October 3, 2011. The document is attached hereto as Exhibit 99.2, which is incorporated herein by reference.

The information in this item, including Exhibits 99.1 and 99.2, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Avis Budget Group, Inc., under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 7.01	Regulation FD.

A copy of the Company’s supplemental unaudited pro forma disclosures related to the acquisition of Avis Europe plc discussed in “Item 2.02 Results of Operations and Financial Condition” is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1 99.2	Press Release dated February 15, 2012 Supplemental Unaudited Pro Forma Disclosures Related to the Acquisition of Avis Europe plc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Izilda P. Martins

Izilda P. Martins

Vice President and Acting Chief Accounting Officer

Date: February 15, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 15, 2012

99.2	Supplemental Unaudited Disclosures Related to the Acquisition of Avis Europe plc